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| CUSIP NO. 001669 10 0 |                                | PAGE 8 OF 8         |
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Exhibit 99.9

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of Amendment No. 5 to the statement on Schedule 13D ("Amendment No. 5 to Schedule 13D") with respect to the common stock, par value $0.66 2/3 per share, of AMC Entertainment Inc., a Delaware corporation (and of any further amendments to such statement). The undersigned further consent and agree to the inclusion of this Agreement as an Exhibit to such Amendment No. 5 to Schedule 13D. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 23rd day of July, 2004.



                                        DURWOOD VOTING TRUST



                                        By: /S/ CHARLES J. EGAN, JR.           ,
                                            -----------------------------------
                                            as sole Trustee
                                            Name:  Charles J. Egan, Jr.
                                            Title: Trustee



                                        THE STANLEY H. DURWOOD FOUNDATION



                                        By: /S/ CHARLES J. EGAN, JR.           ,
                                            -----------------------------------
                                            as sole Trustee
                                            Name:  Charles J. Egan, Jr.
                                            Title: Trustee



                                        /S/ CHARLES J. EGAN, JR.
                                        ----------------------------------------
                                        Charles J. Egan, Jr., sole trustee of
                                        each of the Durwood Voting Trust and The
                                        Stanley H. Durwood Foundation